Exhibit 10.36

AMENDMENT AND RESTATEMENT TO QUALITY AGREEMENT

This Amendment and Restatement Agreement (this “Amendment”) has been made and entered into as of November 16, 2020 (the “Effective Date”) to that certain Quality Agreement, dated as of November 16, 2016 (as amended, supplemented or otherwise modified from time to time and in effect as of the date hereof, the “Agreement”), by and between Xeris Pharmaceuticals, Inc. (“Xeris”) and PYRAMID Laboratories, Inc. (“PYRAMID”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

NOW, THEREFORE, the parties intending to be legally bound, hereby agree as follows:

Amendment and Restatement. The Agreement is hereby amended and restated, effective as of the Effective Date, to read as set forth in Annex 1.

Miscellaneous.
(i)    Governing Law. Section 25.9 of the Commercial Supply Agreement dated May 1, 2018, as amended by that certain Amendment No. 1 dated September 1, 2018, shall apply to this Amendment directly as if incorporated herein.

(ii)    Counterparts. This Amendment and Restatement may be executed by one or more of the parties to this Amendment and Restatement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment and Restatement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

(iii)    Headings. The headings of this Amendment and Restatement are inserted merely for convenience and ease of reference and will not affect or modify the meaning of any of the terms, covenants or conditions of this Amendment and Restatement.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed and delivered by their respective duly authorized officers as of the Effective Date.

XERIS PHARMACEUTICALS, INC.:
By: /s/ Michele Yelmene
Name: Michele Yelmene
Title: Vice President, Regulatory and Quality Assurance

PYRAMID LABORATORIES, INC.:
By: /s/ Heba Mina
Name: Heba Mina
Title: Director of Quality

Annex 1
[See attached Quality Agreement]

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

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Revision:	03
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QUALITY AGREEMENT

By and between

Contract Vendor Name:	PYRAMID Laboratories, Inc. (PYRAMID)
Address:	3598 Cadillac Avenue, Costa Mesa, CA 92626
(“PYRAMID”)

and

Company:	XERIS Pharmaceuticals, Inc.
Address:	180 N. LaSalle St. Suite 1600 Chicago, IL 60601
(“XERIS”)

XERIS and PYRAMID may each be referred to herein individually as a “Party” and collectively as the “Parties.”

The Parties wish to further define their individual and collective responsibilities as to the quality aspects of the Product or Service to ensure compliance with applicable current Good Manufacturing Practices (cGMPs), applicable regulatory submissions for the Product, applicable regulatory submissions for the Services, other applicable regulatory requirements, and XERIS’ requirements as specified by XERIS (the “XERIS Requirements”).

In order to achieve this purpose, this Quality Agreement includes a detailed listing of the activities and corresponding responsibilities associated with the Product or Service. Unless otherwise indicated, responsibility for each specified activity is assigned to either XERIS or PYRAMID, or to both Parties.

Agreement by the Parties to perform the activities detailed in this Quality Agreement is indicated by each authorized representatives’ signature below:

PYRAMID Laboratories, Inc.	XERIS Pharmaceuticals, Inc.
/s/ Heba Mina	/s/ Michele Yelmene
Signature	Signature
Name: Heba Mina	Name: Michele Yelmene
Title: Director of Quality	Title: Vice President Regulatory and Quality Assurance
November 16, 2020 Date	November 19, 2020 Date

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3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

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1.0QUALITY AGREEMENT

1.1    Effective Date

This Quality Agreement shall remain effective and binding upon the date of the final signature that appears on page 1 (“Effective Date”) and remain in effect until [***] after the date of the last shipment unless XERIS specifically requests an extension of the Agreement.

1.2    Scope

This Quality Agreement outlines the obligations and responsibilities of PYRAMID Laboratories, Inc. (hereinafter referred to as “PYRAMID”) and XERIS (herein referred to as “XERIS”) with respect to quality assurance of the Product or Service.

1.3    Other Agreements

This Quality Agreement shall complement and is without prejudice to all other agreements containing distribution, commercial, legal or other terms, which have been entered into between the Parties regarding the Product or Service covered by this Quality Agreement, including, without limitation, that a certain Master GMP Manufacture Contract between XERIS and PYRAMID Laboratories, Inc between the Parties dated May 11, 2018 (the “Master Services Agreement”). If there are any direct conflicts between the terms of this Quality Agreement and the terms of the Master Services Agreement, then (a) this Quality Agreement shall govern with respect to issues directly related to Product specifications or Service quality matters, and (b) the Master Services Agreement shall govern with respect to all other matters.

1.4    Amendments to Quality Agreement

Amendments to this Quality Agreement must be in writing and signed by the appropriate representatives of each Party before they are deemed effective.

The Parties agree to amend terms of this Quality Agreement that need to be amended in order to ensure the Product or Service continues to meet all (a) regulatory requirements of applicable jurisdictions and (b) XERIS requirements.

If an amendment to this Quality Agreement is proposed, the proposing Party will communicate the proposed amendment to the appropriate contact person at the other Party for review and approval. The appropriate contact person for each Party is listed in Appendix 1 (Contacts and Responsibilities).

1.5    Termination of Quality Agreement

Term. This Quality Agreement shall become effective as of the Effective Date and shall terminate upon the later of (a) expiration or termination of the Master Services Agreement and (b) the final date on which PYRAMID provides Products or Services to XERIS. Notwithstanding the foregoing, if the Products or Services cease to be provided by PYRAMID to XERIS, this Quality Agreement may be terminated by either Party on providing [***] advance written notice of termination to the other Party.
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Survival. All regulatory obligations required of XERIS or PYRAMID by any applicable regulatory authorities and all obligations of the Parties under effective regulations shall survive expiration or termination of this Quality Agreement. Examples of such requirements include, but are not limited to: Recalls, Complaint and Adverse Event handling and reporting, deviations and investigations, completion of stability studies, provision of information to XERIS which is necessary to maintain compliance with regulatory filings. Also, those provisions of the Master Services Agreement between the Parties shall not be affected by expiration or termination of this Quality Agreement, including, without limitation, any duties regarding confidentiality or non-disclosure.

1.6    Debarment

PYRAMID warrants and represents that it is not debarred under the Generic Drug Enforcement Act of 1992, 21 U.S.C. 335[a] (the “Generic Drug Enforcement Act”), and that it has not been convicted of a crime for which it could be debarred under the Generic Drug Enforcement Act. In connection with the Product (or provision of Services), PYRAMID further warrants, represents, and covenants that it shall not use in any capacity the services of any person debarred under the Generic Drug Enforcement Act, or convicted of a crime for which a person can be debarred under the Generic Drug Enforcement Act.

1.7    Use of Third-Parties

PYRAMID may not subcontract or delegate any of its obligations under this Quality Agreement to any third-party (including, without limitation, any affiliate of PYRAMID) unless XERIS provides prior written consent to PYRAMID for such subcontracting or delegation. Before XERIS grants any such written consent, XERIS may be required to enter into a written agreement with the third-party (“Third-Party Agreement”).

PYRAMID shall not be responsible for the acts and omissions of any permitted subcontractors listed in this Quality Agreement in Appendix 4 and Xeris may enter into an appropriate written contract with such subcontractors to ensure the qualification and auditing of such subcontractors.

1.8    Assignment

PYRAMID shall not assign any or all of its rights or obligations under this Quality Agreement without XERIS’ prior written consent, which consent may be granted or withheld in XERIS’ sole discretion. XERIS shall have the right to assign any or all of its rights or to delegate its obligations under this Quality Agreement without the consent of PYRAMID. In the event of a permitted assignment under this Quality Agreement, the assigning Party shall continue to be bound by all pre-existing obligations under this Quality Agreement including all obligations of confidentiality and non-disclosure.

2.0PRODUCT

The Product or Service provided for XERIS by PYRAMID includes:
As described in the Master Services Agreement.

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3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

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3.0ADMINISTRATIVE INFORMATION

A XERIS and PYRAMID contact list for each project will be maintained and updated as necessary by XERIS QA and PYRAMID QA. The contact list will be in an agreed upon location and notification of changes to the list will be communicated by XERIS QA and PYRAMID QA.

4.0DEFINITIONS

4.1    API
Active Pharmaceutical Ingredient.

4.2    Batch Production Records
Batch Production Records are a compilation of master documents and records that contain the procedures and specifications for the Product. These master documents and records are prepared for each stage of Production for a Batch of Product, and include information relating to Production and control of the Batch.

4.3    Batch Record Package
Batch Record Package is a compilation of records containing the Production history and control of a Product. These records are generated by Manufacturing and Quality Control (“QC”) and reviewed and approved by Quality Assurance (“QA”). The Batch Record Package consisting of: bill of materials, manufacturing instructions, formulation, appropriate packaging instructions, labeling, and deviation documentation and additional documentation which may have been processed as part of the production record of the Batch. Attachments to the Batch Record Package may include environmental monitoring reports and copies of in-process test records, as required by the Project Plan. Ancillary documents such as raw material COAs and their incoming test results are generally not part of the Batch Record Package but are kept under Good Documentation Practices on site at PYRAMID.

4.4    BSE/TSE Certification
Bovine Spongiform Encephalopathy (BSE) is a Transmissible Spongiform Encephalopathy (TSE) that affects cattle.

4.5    cGMP
Current Good Manufacturing Practices

4.6    Certificate of Analysis (COA)
A document issued by Quality Assurance that confirms that a drug product meets its product specification. They commonly contain the actual results obtained from testing performed as part of quality control of an individual batch of a drug product.

4.7    Certificate of Compliance (COC)
Certificate of Compliance or COC means the certificate to be issued by PYRAMID stating that the Product was produced and tested in compliance with: (i) applicable cGMP guidelines, (ii) terms of this Quality Agreement, (iii) PYRAMID’s internal policies and procedures, and (iv) the “XERIS” written requirements.

4.8    Components
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Any ingredient intended for use in the manufacture of a drug product, including those that may not appear in such drug. This includes such items as filters, containers, closures and tubing.

4.9    Date of Manufacture (DOM)
The date of compounding.

4.10    Drug Substance
Drug Substance is an active ingredient for biological drug products, such as peptides, oligonucleotides and proteins.
4.11    Expiration Date
The date designating the time during which the Product is expected to remain within established shelf life specifications if stored under defined conditions.

4.12    Lot Number
Lot Number is any distinctive combination of letters, numbers, or symbols, or any combination of them, from which the complete history of the manufacture, processing, packing, holding and distribution of a batch or lot of drug product or other material can be determined.

4.13    Material Specifications
A composite of the specifications and testing performed on Raw Materials, Process Consumables, Components, and Bulk Drug Substance used to evaluate identity, purity, quality and safety, as appropriate for its intended use. It describes the chemical, physical, microbiological/biological test requirements, storage conditions, and handling requirements of the material. It also may contain the testing that is performed by the vendor on the Process Consumables, Components and Drug Substance as well as other requirements of the vendor’s certificate of analysis/certificate of compliance.

4.14    Non-Conformance Report (NCR)
Any deviation which may potentially impact the safety, identity, strength, purity, efficacy, or quality of the Product is investigated. These written reports detail the specifics of an investigation resulting from a deviation to approved procedures or specifications (e.g., deviations, OOS). The investigation includes a description of the incident, investigation, root cause, conclusions and corrective action or action plan, if applicable.

4.15    Planned Deviation Report
The document which is used to obtain approvals of either planned changes to temporarily modify approved operating, manufacturing, testing instructions, or procedures; or to intentional document excursions from approved operating, manufacturing, testing instructions, target/informational test results, or procedures. The deviation does not permanently change existing instructions, batch records, or procedures; it is intended to be a specific/one-time use document.
4.16    Product Specifications
Product Specifications is a list of tests, references to analytical procedures, and appropriate acceptance criteria which are numerical limits, ranges or other criteria for the tests described for a specific product. It establishes the set of criteria to which a drug substance or drug product should conform to be considered acceptable for its intended use. “Conformance to specifications” means that the drug substance and / or drug
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product, when tested according to the listed analytical procedures, will meet the listed acceptance criteria.

For added clarity, in-process Product Specifications/requirements are documented within the Batch Production Record and final Product Specifications/requirements are documented within Material Specifications. Product Specifications are a composite of the specifications, PYRAMID instructions, and Test Methods for a drug or material and is used to evaluate its identity, purity, quality and safety, as appropriate. It describes the chemical, physical, microbiological and biological requirements for testing of the drug and storage conditions.

4.17    Process Consumables
One-time use items such as tubings, filters, etc. These items are very specific to a batch and will be disposed of following production of the batch.

4.18    Raw Materials
Raw Materials means the materials used in the Production of the Product that may become part of the finished Product such as Active Pharmaceutical Ingredient (API), excipients, and buffer components.

4.19    Redress
The repackaging or placement of additional labeling operation.

4.20    Repackaging
A repetition of a packaging step which requires a de-packaging operation such as exchange of folding box, exchange of leaflet or insert, or de-labeling/relabeling.

4.21    Reinspection
A visual or mechanical/physical evaluation performed to remove/correct defective units for which the process is not expected to have an adverse effect on Product quality.

4.22    Reprocessing
Duplication of a step or steps currently in the Production process in order to bring the Product into conformance with Product Specifications and which will not alter the safety, identity, strength, quality, or purity of the Product beyond the established Product Requirements. In addition, an extension of an approved process step is also regarded as reprocessing.

4.23    Retest Date
The date when a material should be reexamined to ensure that it is still suitable for use.

4.24    Rework
Reworking is subjecting a material or product that does not conform to a standard or specification to one or more manufacturing steps that are different from the manufacturing process described in the application to obtain acceptable material or product.

4.25    Stickering
An operation by which the information content of an existing packaging material is altered (changed or added). This alteration is accomplished by the addition of another label(s) or printing of additional information on the existing packaging materials.
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3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

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4.26    Sub-lot
A unique portion or sub set of a Lot, such as a different unit size or fill volume within the same Lot.

4.27    Test Method
A Test Method describes chemical, microbiological, or biological testing procedures and equipment, reagents, calculations, analysis and data interpretation documentation requirements within the QC Analytical Chemistry and Microbiological laboratories.

5.0cGMP COMPLIANCE WITH REGULATIONS

5.1    The principles detailed in the US cGMP (21 CFR 210 and 211) and the Rules Governing Medicinal Product in the European Community – Volume IV Good Manufacturing Practice for Medicinal Products will cover the standards of Production of the Product. cGMP guidelines will also cover the standards of quality assurance and quality control for the Product, including any Product license requirements only as communicated to PYRAMID by XERIS.

5.2    PYRAMID and XERIS are responsible for following all Applicable Laws including cGMP, local, state, and federal laws, as well as applicable terms of both the Master Services Agreement and this Quality Agreement.

6.0    PRODUCTION

6.1    General

The Production operations for the Product to be performed by PYRAMID are defined in the Project Plans or Work Orders.

6.2    Facility

6.2.1    PYRAMID will produce the product at the Facility as specified in the production batch record. The floor plan of the production area and corresponding room classifications are available for review during annual audits of the Facility.

6.2.2    PYRAMID will ensure that the Facility and equipment used to produce the Product will be qualified and maintained according to current regulatory requirements and in accordance with the Master Batch Records used to produce the product. The production of the product will be conducted in a suitably controlled environment and such facilities will be regularly monitored for parameters critical to the process to demonstrate compliance with cGMP guidelines and the batch production records.

6.2.3    PYRAMID will maintain controlled access to the premises as a whole including the Facility. PYRAMID will maintain all XERIS Confidential Information as defined in the Master Services Agreement.

6.3    Personnel

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3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

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6.3.1    PYRAMID will provide adequate personnel with the appropriate education, training and experience to execute responsibilities defined in this Quality Agreement.

6.3.2    XERIS is responsible for providing personnel qualified to train PYRAMID personnel during technology transfer of Production processes and analytical methods.

6.4    Materials Management

6.4.1    PYRAMID will use only raw materials, process consumables and components approved by XERIS and sampled, tested and stored in accordance with the Materials Specifications.

6.5    Inventory Management

6.5.1    PYRAMID shall maintain an accurate inventory listing of Components, labeling, and printed labels stored at PYRAMID on behalf of XERIS. Inventory reports, including description, quantity, and receipt date shall be provided to XERIS upon request.

6.5.2    PYRAMID shall have written instructions for printing, labeling and label reconciliation.

6.6    Supplier Qualification

6.6.1    XERIS shall be qualify raw materials (API, etc.) and container closure components (syringe, pistons, vials, stoppers etc.) supplied to PYRAMID. Certification that XERIS has performed audits shall be furnished to PYRAMID upon request.

6.6.2    PYRAMID shall qualify container components, raw materials, and Process Consumables not supplied by XERIS.

6.6.3    Materials Procured by PYRAMID

6.6.3.1    PYRAMID is responsible for ensuring all raw materials, process consumables and components procured by PYRAMID for use in the production complies with the specifications approved by XERIS. PYRAMID is responsible for ensuring all raw materials, process consumables and components are appropriately sampled and tested upon receipt, as well as for holding the relevant Certificates of Analysis for the Raw materials, process consumables and components. PYRAMID is responsible for ensuring raw materials, process consumables and components are released prior to use. PYRAMID is responsible for notifying XERIS of any issues or change requests.

6.6.3.2    PYRAMID will ensure PYRAMID suppliers are audited, qualified and monitored per PYRAMID SOPs.

6.6.3.3    For PYRAMID sourced items, PYRAMID is responsible for maintaining a program to evaluate animal derived material and control the risk of Bovine Spongiform
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Encephalopathy (BSE) and Transmissible Spongiform Encephalopathy (TSE) and other potential infectious agents.

6.6.4    Materials Sourced by XERIS

6.6.4.1    XERIS is responsible for ensuring all materials sourced by XERIS for use in the production of product comply with the specifications. XERIS will provide PYRAMID a Certificate of Analysis for all materials sourced by XERIS. If there is any change to the formulation, manufacture, testing, or specifications of any materials sourced by XERIS, XERIS will notify PYRAMID within [***] of any such change in reasonable detail including any additional hazards that result therefrom or storage parameters that are required therefore prior to sending such materials sourced by XERIS to the PYRAMID facility.

6.6.4.2    XERIS will communicate within [***], any problem confirmed by XERIS that is a change in acceptability of all materials sourced by XERIS. PYRAMID will evaluate the status change for its impact to PYRAMID systems.

6.6.4.3    For XERIS sourced items, XERIS is responsible for maintaining a program to evaluate animal derived material and control the risk of Bovine Spongiform Encephalopathy (BSE) and Transmissible Spongiform Encephalopathy (TSE) and other potential infectious agents, and shall be provided to PYRAMID

6.7    Batch Production Records

6.7.1    PYRAMID shall transcribe the production information into its own Master Batch Record format and will obtain written approval from XERIS for each document version before production. However, agreed upon changes to documentation will be handled as outlined by Change Policy (see Article 11.0).

6.8    Standard Operating Procedures

6.8.1    PYRAMID is responsible for maintaining any Standard Operating Procedures required to Produce, test, and store the product at PYRAMID and to support cGMPs.
6.9    Dates of Production and Expiration/Retest of Product

6.9.1    Date of Production – Date of Production is based on the date that API is added to the liquid to initiate the formulation (compounding) steps.

6.9.2    Expiration/Retest Date – XERIS will calculate the Expiration/Retest Date from the date of production (see Section 6.9.1) using the shelf life accepted by the FDA or other regulatory agency as appropriate and as communicated by XERIS to PYRAMID

6.10    Production (Facilities) and Equipment Data

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6.10.1    PYRAMID is responsible for keeping records of equipment usage (previous product produced in non-dedicated equipment), cleaning, any maintenance, and calibration performed.

6.10.2    PYRAMID is responsible for maintaining calibration and preventive maintenance procedures and schedules for equipment/instruments used in the Production, packaging, testing and validation/qualification of the product.

6.10.3    PYRAMID, as a multi-product facility, will have specific written procedures in place to control cross contamination of products.

6.10.4    PYRAMID is responsible for labeling all Product dedicated equipment and storing this equipment appropriately to prevent its use for other products.

6.10.5    PYRAMID will have well defined written procedures in place for environmental monitoring.

6.11    Reinspection, Redress, Reprocessing, and Rework

6.11.1    Redress, reprocessing or rework of Product shall not be performed without prior approval by PYRAMID QA and XERIS QA. Documentation for redress, reprocessing or rework will be per approved protocol or batch production record and execution records will be included in the batch documentation submitted to XERIS upon completion.

6.11.2    Reinspection, reprocessing, or rework will require a deviation investigation except where a standard procedure or batch production record allows for such routine activity in the course of normal processing.

6.12    Storage and Shipment

6.12.1    Storage – PYRAMID will store the Product as per the Product Specifications approved by XERIS. PYRAMID will ensure there is no possibility of interference, theft, product contamination, or admixture with any other materials during storage before shipping of the Product. XERIS will provide details of any labeling and container requirements including container sealing and integrity.

6.12.2    Packaging and Labeling for Transit – The Product will be suitably packaged and labeled for transit. The configuration and labeling of the shipping containers shall be specified by or approved by XERIS QA. Product designated for shipment outside of the United States shall be labeled in accordance with applicable laws.

6.12.3    Shipment of Product – XERIS will authorize PYRAMID to ship product upon submission of a formal XERIS request in writing. Released product will be shipped by PYRAMID to a location designated by XERIS. Quarantined Product may only be shipped with approval of XERIS QA and PYRAMID QA. Product samples required for testing or further processing may be shipped prior to release of the product with Approval by XERIS QA. For commercial products, XERIS is responsible for ensuring that shipping configurations and containers are validated. XERIS is
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responsible for ensuring that shipping configurations meet all applicable transportation legal requirements (e.g. Department of Transportation (DOT), etc.).

6.12.4    XERIS is responsible for monitoring the shipment to its destination and acquiring shipping information such as temperature data.

6.12.5    PYRAMID will ship product to designated sites following procedures approved by XERIS which conform to the regulatory submission for the product using shipping containers, temperature controls, and recorders authorized by XERIS.

6.13    Product and Process Development

6.13.1    XERIS is responsible for all product, process development and process validation including component compatibility unless specifically contracted to PYRAMID. PYRAMID will comply with the relevant requirements of this Agreement to support the realization of XERIS product development. XERIS will provide the necessary information to allow PYRAMID to manufacture and ship XERIS Products meeting the specifications set forth in this Agreement. Specifically:

6.13.1.1 Product and Process Design are XERIS’ responsibility. At XERIS’ request, PYRAMID will collaborate on design of development and scale up studies and process assessments designed to evaluate sources of process variability and how to control them. PYRAMID may also perform these studies at XERIS’ direction. It is XERIS’ responsibility to work with PYRAMID to define the process controls and operational ranges for the manufacturing process.

6.14    Risk Management

6.14.1    XERIS is ultimately responsible for product risk management. PYRAMID will collaborate with XERIS, when requested, on product risk assessments.

6.14.2    PYRAMID is responsible for the assessment, control, and mitigation of risks related to the manufacturing processes for the product. PYRAMID will provide information to XERIS on all pFMEAs, deviations, changes, test results, etc., which affect the product and may impact product risk assessments.

7.0    QUALITY CONTROL

7.1    General

7.1.1    Testing activities for the product, which are to be performed by PYRAMID, shall be determined by XERIS and specified in the Product Specifications.

7.1.2    XERIS is responsible to supply of all non-compendial reference standards. PYRAMID is responsible for the qualification of all non-compendial reference standards according to XERIS specification

7.2    Subcontracting

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7.2.1    PYRAMID will notify XERIS of outsourcing of analytical testing within [***]. PYRAMID shall not outsource any testing without prior written consent by XERIS.

7.3    PYRAMID Supplied Raw Materials, Process Consumables, and Components

7.3.1    Quality control of raw materials, process consumables, and components supplied by PYRAMID will be undertaken by PYRAMID unless otherwise specified in writing by XERIS. PYRAMID will notify XERIS of any investigations related to the storage and handling of any raw materials, process consumables, and components supplied by PYRAMID that have been used to produce product.

7.4    In-Process and Finished Product Testing

7.4.1    PYRAMID will perform in-process and finished product testing as directed by XERIS using approved XERIS Product Specifications and validated, or otherwise verified, Test Methods.

7.4.2    A Certificate of Analysis, confirming that the Product has been Produced and tested in accordance with the Product Specifications, will be issued by PYRAMID, XERIS or XERIS designated laboratory.

7.4.3    XERIS may perform testing at its cost to confirm or supplement the PYRAMID data. XERIS may perform confirmatory testing to validate the PYRAMID data. Periodically thereafter, XERIS may test material to confirm the PYRAMID data. Resolution of disagreements regarding conflicting test data will be handled per Article 10.0.

7.4.4.    Shipping of samples to XERIS or a third-party contract laboratory will be per a validated or otherwise qualified shipping method provided by or approved by XERIS.

7.5    Reserve Samples (Retain Samples)

7.5.1    XERIS is responsible for storing reserve (retain) samples of product per 21 CFR 211.170.

7.5.2    Retain samples shall consist of at least enough material to perform full testing two times.

7.5.3    PYRAMID and / or XERIS is responsible for storing reserve (retain) samples of (a) primary packaging materials, (b) Raw Materials, except water, compressed gases, highly volatile compounds and those that are not stable, and (c) Bulk Drug Substance used in the formulation of the Product for [***] past product expiration date assigned by XERIS, or for [***] after distribution of the batch, whichever is longer.

7.6    Stability Program

7.6.1    XERIS is responsible for maintaining a stability-testing program for the product and reference standards. PYRAMID will provide samples of product to XERIS or
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XERIS’ designated testing facility for placement on a stability program as directed by XERIS in this Quality Agreement. XERIS is responsible for identifying the batch number and quantity of product for each lot to be tested.

7.7    Out-of-Specification (OOS) Investigations

7.7.1    PYRAMID is responsible for investigating any testing performed by PYRAMID that fails to meet Product Specifications and notifying XERIS within [***] of the initiation of any investigation. XERIS QA retains the right to review and investigation data and reports to provide technical comments and assist with corrective action(s). Each investigation will be reviewed by PYRAMID’s designated Quality representative and will follow the procedures recommended by regulatory agencies and as defined in appropriate PYRAMID Standard Operating Procedures for OOS investigations. All completed investigation reports will be included in the released, executed Batch Record Package that will be provided to XERIS QA.

7.7.2    PYRAMID must obtain XERIS quality assurance approval for retesting and/or resampling prior to the initiation of testing for any OOS not determined to be the cause of a laboratory error.

8.0    QUALITY ASSURANCE

8.1    Documentation

8.1.1    XERIS shall have the right to review and approve (such approval not to be unreasonably withheld) the following documents associated with their product prior to implementation: (i) Product Specifications, (ii) Product specific Test Methods, (iii) Master Batch Records and (iv) Raw Material, Process Consumables, Components and in-process specifications as part of the Master Batch Record approval, (v) Product specific Standard Operating Procedures (vi) stability, process validation, laboratory method validation/qualification, equipment qualification, and cleaning validation protocols and summary reports specific to their Product or XERIS dedicated-equipment.

8.1.2    Master Batch Record – PYRAMID is responsible for creating the product specific Master Batch Record. XERIS will approve each revision of the Master Batch Record prior to its use for cGMP Production. Original executed Batch Record Packages with Lot Numbers issued by PYRAMID will be maintained on-site by PYRAMID’s Quality Assurance Unit.

8.1.3    Product Specific Standard Operating Procedures – PYRAMID is responsible for creating and maintaining the product specific Standard Operating Procedures based on XERIS supplied information. XERIS will review such Standard Operating Procedures and provide approval.

8.1.4    General Standard Operating Procedures – PYRAMID is responsible for creating and maintaining all Standard Operating Procedures and other documentation required to support cGMP operations at PYRAMID. XERIS will be allowed to review such Standard Operating Procedures during on-site audits.

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8.1.5    Labels – PYRAMID or XERIS may generate a label proof for review. Approval will be by XERIS QA and PYRAMID prior to generation and use of labels for product.

8.2    Deviations

8.2.1    Deviations – Any deviation from the process during Production, including but not limited to, Batch Production Record execution, environmental monitoring excursions or processing procedures, will be carefully explained and documented in an investigation and referenced in the Batch Production Record per PYRAMID procedures. All temporary changes to Batch Production Records or Standard Operating Procedures are reviewed and approved by PYRAMID QA prior to implementation. Deviations must be justified and approved by PYRAMID’s designated quality representative and, the affected area management, and be included in the released, executed Batch Record Package.
8.2.1.1    XERIS product Related Deviations – Deviations will be communicated to XERIS within [***] of the discovery of the deviation.  All investigations related to Product will be forwarded to XERIS QA for review as part of the released, executed Batch Record Package. Each investigation will be reviewed and approved by PYRAMID’s designated quality representative. XERIS will review and approve, such approval not to be unreasonably withheld, Deviation reports review and approval process shall not exceed [***]. XERIS retains final disposition of any Batch of Product. PYRAMID is responsible for investigating any test result or in-process test which fails to meet Product Specifications (see 7.7 OOS). XERIS, as product experts, may, at its cost, conduct its own independent failure investigation, and may participate in the PYRAMID failure investigation, as applicable.

8.2.2    XERIS will authorize the disposition of any batch of product aborted or rejected by PYRAMID.

8.2.3    PYRAMID will provide notification to XERIS if any problems are discovered that may impact product previously shipped to XERIS or its distributor(s) or licensee(s) within [***] of discovery and initiation of the investigation.

8.3    Batch Disposition

8.3.1    For each batch, PYRAMID will provide to XERIS the released Batch Record Package for review.

8.3.2    PYRAMID is responsible for ensuring the product has been produced according to the Product Specifications, procedures documented in the Batch Production Records, and this Quality Agreement. PYRAMID will provide to XERIS a Certificate of Compliance.

8.4    Product Release

8.4.1.    Approval and release, or rejection, of the product is the absolute and legal responsibility of XERIS’ Quality Unit. Product release will be undertaken by XERIS
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based on XERIS’ internal procedures, the Batch Record Package documentation provided by PYRAMID, and completion of any release testing required by XERIS.

8.4.2.    Any problem discovered by XERIS likely to cause rejection of the Product will be communicated to PYRAMID promptly upon discovery and in any event within [***] following receipt of Product samples and Batch Record Package documentation.

8.5    Records Retention

8.5.1    PYRAMID will retain commercial Batch Production Records for the product for a minimum of [***] beyond the Expiration Date of Product. Otherwise they will be returned according to PYRAMID’s retention SOP.

8.5.2    PYRAMID will return any Batch Production Records past the date in 8.5.1 after first notifying XERIS QA in writing no less than [***] in advance.

8.5.3    All other non-commercial Batch Records will be retained according to PYRAMID’s SOP.

8.5.4    Electronic copies (scanned) of Batch Production Records will be stored in accordance with PYRAMID’s record keeping SOP.

8.6    Production and Quality Presence in the Production Facility

8.6.1    PYRAMID will permit no more than two (2) XERIS representative to be present at the site in the Facility where product is being Produced. PYRAMID will permit only [***] representative in the formulation area for observational purposes only. XERIS representative while at the Facility shall at all times be subject to obligations of confidentiality set forth in Article 14 of the Master Services Agreement and all of PYRAMID’s rules and procedures.

8.7    Self-Inspection

8.7.1    PYRAMID will operate an annual internal auditing program to drive continuous improvement of cGMP operations.

8.8    Product Complaints

8.8.1    XERIS is responsible for receiving and initially investigating any product complaints. XERIS will notify PYRAMID within [***] of discovery of any problems thought to be due to production, which are found during the distribution of the product and provide product samples, if applicable, representative of the complaint. PYRAMID will perform investigations for any issue thought to be due to production of product. Investigation reports will be forwarded to XERIS within [***] of initiation of the investigation or PYRAMID will notify XERIS and the Parties will agree, through good faith discussions, on a new target date for completion.

8.9    Product Recalls

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8.9.1    Each Party will notify the other Party within [***] of (a) receipt of written notice if any batch of product is alleged or proven to be the subject of a recall, market withdrawal or correction or (b) either Party’s determination that a recall is necessary. XERIS is responsible for instituting a product recall, market withdrawal or correction. XERIS will notify PYRAMID of any recall within [***] of initiation. Investigation reports regarding the defect or cause of the recall or withdrawal will be forwarded to XERIS within [***] after receipt of request. In the event that the investigation requires additional time to complete, PYRAMID will notify XERIS QA and the Parties will agree, through good faith discussions, on a new target date for completion.

8.10    Adverse Events

8.10.1    Unless otherwise defined herein, the terms used surrounding adverse experiences shall have the meanings set forth in the International Conference on Harmonization (ICH) of Technical Requirements for Registration of Pharmaceuticals for Human Use.
8.10.2    XERIS shall advise PYRAMID of any adverse medical event or adverse drug event within [***] of XERIS’ receipt of notice thereof if thought to be due to production of product. PYRAMID will perform investigations for any issue thought to be due to production of product. Investigation reports will be forwarded to XERIS within [***] of initiation of the investigation or PYRAMID will notify XERIS and the Parties will agree, through good faith discussions, on a new target date for completion.

9.0    REGULATORY COMPLIANCE

9.1    Regulatory Inspections

9.1.1    PYRAMID will permit access by the regulatory agencies to PYRAMID’s premises. PYRAMID will notify XERIS QA of any announced regulatory inspections that directly involve the product within [***]. PYRAMID will immediately inform XERIS of any unannounced regulatory inspections that directly involve XERIS product. PYRAMID will permit XERIS representatives (such representatives to be reasonably acceptable to PYRAMID) to be present at the Facility for a pre-approval inspection or any subsequent inspection that directly involves XERIS product. XERIS personnel may be allowed to participate directly in the inspection.

9.1.2    PYRAMID will secure the agreement of XERIS QA prior to making any commitment to a regulatory agency specifically regarding XERIS Product. XERIS shall be provided with draft responses to regulatory observations that directly involve the Product and its Production prior to submission to the regulatory authorities. XERIS QA/RA shall have ability to provide comments to the responses and corrective actions and approve final responses which pertain directly to the product. PYRAMID shall retain the final authority for corrective actions and content of the responses to the regulatory authority for all non-product related items.

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9.1.3    PYRAMID will forward to XERIS QA any observations and responses from a routine regulatory inspection relating to the Facility where XERIS’ product is produced.

9.1.4    XERIS will inform PYRAMID in writing of any regulatory issue that impacts PYRAMID’s ability to produce the product promptly upon the discovery or receipt thereof and in any event within [***].

9.2    Regulatory Actions

9.2.1    XERIS will provide PYRAMID a copy of the relevant Product sections of the Chemistry, Manufacturing, and Controls (CMC) section of their regulatory filings prior to submission for review and comment by PYRAMID’s Regulatory Affairs department.

9.2.2    XERIS will notify PYRAMID of any regulatory actions related to the product that may impact PYRAMID promptly upon the discovery or receipt thereof and in any event within [***].

9.2.3    Each party agrees to supply the other Party with any production, testing, or storage data within [***] if requested, as the result of a regulatory inspection, or a potential regulatory exposure such as a recall or significant product complaint.

9.3    Right to Audit

9.3.1    PYRAMID will allow representatives from XERIS, or Qualified Person for EU, to have access to PYRAMID’s production, warehousing, laboratory premises, records, regulatory filings (i.e., DMF) and communications (i.e., FDA 483s) solely for audit purposes listed below in Sections 9.3.2 through 9.3.4; and subject at all times to PYRAMID’s obligation to protect the confidential information of its clients.

9.3.2    PYRAMID will permit XERIS to conduct a 2- day preparatory audit of cGMP Production of the product for the pre-approval inspection for product.

9.3.3    PYRAMID will permit XERIS to conduct ‘for cause’ audits to address product quality or safety problems as discovered through product failures or complaints related to PYRAMID’s production of the product, for so long as such problems exist and are persisting or directly after the occurrence of such problem.

9.3.4    PYRAMID will permit XERIS to perform [***] cGMP compliance audit per year.

9.3.5    PYRAMID will use reasonable efforts with its critical vendors, contractors or subcontractors used in the Production of Product to facilitate audits by XERIS.

9.3.6    While at PYRAMID’s premises, XERIS agrees to follow (and shall cause its representatives to follow) all of PYRAMID’s rules and procedures and shall use its best efforts not to interfere with or interrupt other PYRAMID projects or PYRAMID personnel.

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9.4    Audit Closeout

9.4.1    An exit meeting will be held with representatives from PYRAMID and XERIS to discuss significant audit observations.

9.4.2    XERIS will provide a written report of all observations within [***] to PYRAMID. Within [***] of the audit report receipt, PYRAMID will provide a written response to all findings that details corrective action to be implemented. PYRAMID will follow up to ensure all corrective actions are implemented.

10.0    RESOLUTION OF DISAGREEMENTS

10.1    Non-conformity Dispute – In the event that a dispute arises between PYRAMID and XERIS regarding the conformity of a Batch of Product, the resolution will proceed in stages. The first stage requires direct communication between the Quality units from both Parties (Appendix 2) who will in good faith promptly attempt to reach an agreement. If these actions fail to achieve resolution the second stage will employ a qualified third-party consultant to review the Batch Record Package and related documentation. This third-party consultant must be agreeable to both Parties prior to use. The results from this referee consultant will be used as final authority regarding the conformity or non-conformity of the batch of product and the responsibility therefore if non-conforming. Financial liability is determined in the Master Services Agreement.

10.2    Test Result Dispute – Notwithstanding the requirements outlined in the MSA, in the event that a dispute arises between PYRAMID and XERIS in the testing performed by PYRAMID for the product, the resolution will proceed in stages. The first stage requires direct communication between Quality units from both Parties (Appendix 2) to determine that the methods of analysis are the same and are being executed in the same manner at the applicable sites. Second, carefully controlled and split samples should be sent from one site to another in an attempt to reach agreement. Should there be a failure to achieve resolution, Quality management from the Parties will be required to meet to work through the analysis of a mutually agreeable sample. If these actions fail to achieve resolution a qualified referee laboratory will be used to analyze the samples. This laboratory must be agreeable to both Parties prior to use. The results from this referee laboratory will be used as final authority to determine conformity or non-conformity and the responsibilities therefore if non-conforming. Financial liability is determined in the Master Services Agreement.

11.0    CHANGE POLICY

11.1    All changes to approved documents will be managed via PYRAMID’s change control or planned deviation processes.

11.2    All proposed changes go through a technical, regulatory, and cGMP impact assessment by the PYRAMID expert groups per PYRAMID change control procedure. The scope of this change process potentially impacting the Product (for Phase III, registration, or commercial purposes) includes but is not limited to Raw Materials, Process Consumables, Components and or their suppliers, packaging materials, labeling, Production process, equipment, XERIS specific validated
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equipment, Facilities, utilities or computer systems, Product Specifications, and test methods.

11.3    The Product-specific controlled documents for Phase III, registration, or commercial purposes such as Batch Records, Product Specifications, and Product related Standard Operating Procedures or changes that may affect XERIS’ regulatory submissions will also go through XERIS’ review for regulatory impact, implementation requirements, and XERIS’ approval. Changes must have appropriate documentation to justify the rationale behind the change.

11.4    The Parties will assess changes within [***] and for those changes marked urgent, the Parties will use commercially reasonable efforts to assess within [***].

11.5    Each Party agrees to notify the other of changes in key project personnel to ensure the effectiveness of arrangements and assure the quality of the Product.

11.6    XERIS will notify PYRAMID in writing who is authorized to make and approve changes on their behalf.

12.0    PRODUCT AND PROCESS VALIDATION

12.1    Process Validation– XERIS is responsible for ensuring the PYRAMID production process is validated for product. The validation should ensure the process is capable of effectively and reproducibly achieving the product acceptance specifications and quality attributes. PYRAMID shall provide adequate resources to execute process validations as per mutually approved protocols. XERIS is responsible for development and validation of the manufacturing process including processing hold times, formulation and process parameters, and filter validations. The activities may be contracted to PYRAMID, and if so, terms shall be outlined in the Master Services Agreement or in the Project Plan.

12.1.1    PYRAMID will work in conjunction with XERIS to support their process validation or related studies. PYRAMID may perform these studies on behalf of XERIS. XERIS holds final responsibility for the study design and execution, results, conclusions, and approval.

12.1.2    PYRAMID will provide XERIS with appropriate quality system, material, process, or product data to support XERIS’ continued process verification activities. PYRAMID may also collaborate with XERIS on process assessments as a means of evaluating process variability. PYRAMID performs routine reviews of quality system, manufacturing, calibration, and maintenance data as part of the [***] management review. Where appropriate, those data may be made available to XERIS for incorporation in to their process verification activities.

12.2    Cleaning Verification– PYRAMID is responsible for ensuring adequate cleaning of product contact parts used in the Production of Product is carried out between Batches of different product to prevent contamination.

12.3    Sterilization and Depyrogenation Validation – PYRAMID is responsible for ensuring sterilization processes are validated and adequate sterilization and
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depyrogenation is carried out on the Components and appropriate equipment prior to the Production of each Batch of Products.

12.4    Equipment, Computerized Systems, Facility, and Utilities Qualification – PYRAMID is responsible for ensuring any equipment, computer, Facility, utility and support systems used to produce product are qualified according to applicable regulatory requirements.

12.5    Laboratory Qualification – PYRAMID is responsible for ensuring all laboratories are in compliance with cGMPs and are qualified in all of the methodology associated with the product. If product specific analytical work is performed at PYRAMID, then XERIS will provide any relevant analytical documentation to assist in the methods transfer or methods validation. PYRAMID is responsible for third party laboratory qualification unless such laboratory is specified by XERIS. PYRAMID may be contracted to qualify third party laboratory at XERIS’ expense.

13.0    PERIODIC PRODUCT REVIEW, ANNUAL REPORT AND DRUG LISTING

13.1    Annual Report

XERIS is responsible for preparing any annual report as required by applicable regulations. At least [***] before the annual report due date, XERIS shall request in writing from PYRAMID any data required for submission of the annual report. PYRAMID will provide the requested information to XERIS within [***].

13.2    Drug Listing

PYRAMID is responsible for site Establishment Registration with the appropriate agency, while XERIS is responsible for drug listing activities including listing PYRAMID as the manufacturer of the product. PYRAMID will provide XERIS with applicable information needed for drug listing, including Establishment Registration number and/or Facility Establishment Identifier (FEI) number.

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14.0    QUALITY RESPONSIBILITIES TABLE

	Responsibilities	XERIS	PYRAMID
A.	Compliance Requirements
1.01
Follow applicable regulations and current Good Manufacturing Practices, as well as locally imposed requirements.
•21 CFR Part 4
•21 CFR Part 11
•21 CFR Parts 210 and 211
•21 CFR Part 820.20
•21 CFR Part 820.50
•21 CFR Part 820.100
•Eudralex – Annexes 1 and 13, the Rules Governing Medicinal Products in the European Union, Volume 4 EU Guidelines to Good Manufacturing Practice Medicinal Products for Human and Veterinary Use.
•ICH Q9 – Quality Risk Management
•ICH Q10 – Pharmaceutical Quality System
•Eudralex - The Rules Governing Medicinal Products in the European Union, Volume 10, Chapter 3
Applicable compendia requirements (e.g. USP, EP), as required by XERIS and PYRAMID agreed to in writing by the Parties.
		[***]	[***]
1.02	Follow all applicable laws including cGMP, local, state and federal laws.	[***]	[***]
1.03	Manufacture, package, ship, store and test the product and materials in an environment meeting the applicable cGMP regulations, which is designed, constructed and maintained in a manner that a) permits the operation therein to be performed under clean, sanitary and orderly conditions; b) permits the effective cleaning of all surfaces; and c) prevents the contamination of the Product and the addition of extraneous material to the Product.	[***]	[***]
1.04	Manufacture the product in adherence to approved Master Batch Records (MBRs) and product specifications, etc. where applicable.	[***]	[***]
1.05	Refrain from activity that could adversely affect quality of the Product.	[***]	[***]
1.06	Have management controls in place to track and trend investigations and corrective or preventative action commitments.	[***]	[***]
1.07	Maintain a Quality Unit that is independent of production and that fulfills both quality assurance and quality control responsibilities.	[***]	[***]
1.08	Disposition of product by Quality Unit or Qualified Person (QP) after review of all relevant documents (see Appendix 3) to ensure compliance.	[***]	[***]
1.09	Product failing to meet specifications may not be supplied to XERIS without XERIS’ prior written consent.	[***]	[***]
1.10	Involve the Quality Unit in all cGMP related matters.	[***]	[***]
1.11
Notify XERIS within [***] of any changes not subject to cGMP change control that would affect documentation within this Quality Assurance Agreement including but not limited to PYRAMID’s “Primary Contacts”, “Quality Agreement Signatory”, or a company name change due to a merger/acquisition.
		[***]	[***]
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	Responsibilities	XERIS	PYRAMID
1.12	Maintain adequate internal and external audit programs per cGMP.	[***]	[***]
1.13	Maintain effective quality systems that minimize the potential for product quality, regulatory and compliance issues.	[***]	[***]
1.14	Permit a representative of XERIS to be present during any stage manufacture of product (Person in the Plant). Reference section 8.6.	[***]	[***]
B	Right to Audit
2.01
Have the right to audit PYRAMID’s facilities and systems [***] per year, as they relate to the manufacture of Product, at appropriate times. XERIS retains the right to conduct “for cause” audits as necessary.
		[***]	[***]
2.02	Have the right to perform 2-Day Pre-PAI audit of facilities and systems.	[***]	[***]
2.03	Schedule visits and/or audits.	[***]	[***]
2.04	Request product-specific documents for review to ensure continued adherence to the agreed upon manufacturing process, applicable cGMP and other applicable requirements during audits.	[***]	[***]
2.05	Provide documents as requested in 2.03.	[***]	[***]
2.06
Issues PYRAMID a confidential audit report summarizing audit observations within [***] of the audit date. If required by XERIS policies and procedures or by any competent authority, XERIS reserves the right to share the audit report with a third-party undertaking QC release activity in relation to Product on behalf of XERIS.
		[***]	[***]
2.07	Issue responses to all observations in writing to XERIS within [***] of receipt. Responses are to include timelines and plans for closure of all commitments.	[***]	[***]
2.08	Ensure that deficiencies highlighted during these audits are remediated in accordance with a mutually agreed upon action plan.	[***]	[***]
C	Regulatory Inspections and Exchanges
3.01	Coordinate all activities necessary to ensure readiness prior to regulatory agency Pre-Approval Inspections and maintain inspection readiness throughout the approval process.	[***]	[***]
3.02	Coordinate all activities necessary to ensure and maintain readiness for all announced and unannounced regulatory agency inspections.	[***]	[***]
3.03
Notify XERIS within[***] of receiving a written notification of failures to comply with cGMP after a general site inspection (i.e. an inspection not directly related to a specific XERIS product or service) from any regulatory agency.
		[***]	[***]

______________________________________________________________________________
3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

Document No:	QAA-XERIS
Revision:	03
Revision Date:	11/16/20
Replaces:	02
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	Responsibilities	XERIS	PYRAMID
3.04
Notify XERIS within [***] of being notified of any pending or ongoing regulatory authority inspection or communication related to XERIS products or the facilities, equipment, or process used to produce, test or warehouse the product. In the event that the inspection pertains to XERIS product, PYRAMID shall permit a representative of XERIS to be present during any such inspection. If a XERIS representative cannot be on site for the inspection, then daily updates will be communicated to XERIS summarizing the inspector’s observations.
		[***]	[***]
3.05	Obtain XERIS approval for all documents and correspondence related to XERIS products, prior to providing same to any regulatory agency, provide a list or copies of all documents directly related to a XERIS Product or operations that have been shared with a regulatory agency during any inspection. Copies of PYRAMID’s product related correspondence with regulatory agencies will also be provided to XERIS.	[***]	[***]
3.06
Provide copies to XERIS within [***] of correspondence received from regulatory authorities (Boards of Health, Health Authority, etc.) related to XERIS product and related operations performed by PYRAMID, other than correspondence described in item 3.03.
		[***]	[***]
3.07
Notify XERIS QA by telephone, followed by written communication, within [***] of the receipt of a Regulatory Authority inspection report, deficiency letter or regulatory compliance observation, which contains any significant adverse findings that relate to XERIS products or the facilities used to produce, test, or warehouse the product. Significant adverse findings include, but are not limited to, conditions, practices, or processes that adversely affect or may potentially adversely affect product or service quality and/or the rights, safety or wellbeing of subjects/patients and/or the quality and integrity of data, documentation, or other materials or information addressed in the inspection.
		[***]	[***]
3.08
Provide a copy of the EIR, regulatory inspection report, deficiency letter, or regulatory compliance observations, response and related correspondence to XERIS, edited to exclude PYRAMID proprietary information within [***] of receipt. Allow XERIS to review, comment on the response, and approve the response relevant to product supplied to XERIS QA, prior to submission of the response to the regulatory authority.
		[***]	[***]
3.09	Notify PYRAMID of any regulatory compliance observation received by XERIS that pertains to operations performed by PYRAMID and requires PYRAMID information or action within [***] of receipt.	[***]	[***]
3.10	Provide XERIS with information requested to ensure compliance with regulatory requirements within [***] of notification, or as required to meet regulatory obligations.	[***]	[***]
3.11	Upon obtaining written permission from XERIS QA, sample and retain an equal amount of product if samples of XERIS product are taken by the regulatory authority, until given further written instruction from XERIS.	[***]	[***]
______________________________________________________________________________
3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

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Revision:	03
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	Responsibilities	XERIS	PYRAMID
3.12	Provide PYRAMID with advance written notification of new or supplemental regulatory submission/application that impacts the operations performed by PYRAMID within [***] of submission.	[***]	[***]
D.	Regulatory Documentation
4.01	Provide all necessary Letters of Authorization, or other documentation, to permit reference to PYRAMID’s Master File(s) to facilitate the registration of the Product, if applicable.	[***]	[***]
4.02
Maintain annual reports as required in accordance with the regulations of the applicable regulatory authority. At least [***] before the annual report due date, request in writing from PYRAMID any data required for submission.
		[***]	[***]
4.03	Provide requested data for annual reports within [***].	[***]	[***]
4.04	Liaison with Regulatory Authorities for approval, maintenance and updating of regulatory submissions where required.	[***]	[***]
4.05	Notify XERIS of any regulatory application change as applicable within [***] before submitting the change to authority and prior to implementation.	[***]	[***]
4.06	Upon request, provide assistance in the preparation and review of pertinent sections of new or supplemental regulatory applications where XERIS owns the product registration and submit comments to the proposed application to XERIS.	[***]	[***]
4.07	Provide sections of product registration/regulatory submissions relevant to PYRAMID manufacture and quality control of XERIS product for review prior to submission.	[***]	[***]
4.08	Establish appropriate data verification procedures for data generated in support of regulatory documents submission by XERIS.	[***]	[***]
4.09	Ensure that XERIS is provided copies of current health authority regulatory licenses, cGMP certificates and related documents.	[***]	[***]
4.10	Secure and maintain all licenses and implement all necessary regulatory compliance procedures (e.g., compliance with DEA Regulations, Schedules 1-5) necessary to (a) receive and process active pharmaceutical ingredients and drug products relating to products and Services at PYRAMID’s facilities and (b) distribute products to XERIS’ designated facilities.	[***]	[***]
E.	Animal Derived Materials
5.01	Have an effective program in place for PYRAMID sourced materials that is aligned with XERIS requirements to evaluate and control the risk of BSE/TSE for raw materials and components.	[***]	[***]
5.02	Notify XERIS of the use of any animal derived materials. The foregoing requirement includes any animal derived materials used in the Product manufacturing process including: (i) those used as machine lubricants, cleaning agents/aids and/or processing aids, and; (ii) any animal derived materials that have contact with product.	[***]	[***]
______________________________________________________________________________
3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

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Revision:	03
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Replaces:	02
Page:	26 of 40

	Responsibilities	XERIS	PYRAMID
5.03	Maintain appropriate records for each lot of animal derived material to ensure traceability. Where required by local regulations, the location where animals lived or were slaughtered (if applicable) must be documented.	[***]	[***]
5.04	Provide BSE/TSE certification from vendors of materials supplied to PYRAMID by XERIS.	[***]	[***]
F.	Buildings and Facilities
6.01	Buildings and facilities used in the manufacture, handling or storage of the product shall be designed, constructed and maintained to facilitate cleaning, maintenance and operations and to ensure orderly placement of equipment and materials to prevent mix-up and contamination.	[***]	[***]
6.02	Ventilation systems will be designed and maintained to minimize the risk of contamination.	[***]	[***]
6.03	Dispose of sewage, refuse and other waste in a safe and timely manner following applicable environmental health and safety regulations.	[***]	[***]
6.04	Maintain a set of current drawings for critical utilities including water, electricity, compressed gasses and air handling.	[***]	[***]
6.05	Maintain and document an adequate, effective pest control program.	[***]	[***]
6.06	Notify XERIS prior to the implementation of a change in product category manufactured in the same facility and equipment as XERIS Product (such as veterinary drugs or hazardous, deleterious, potent or sensitizing materials, for example: Penicillin, beta-lactam, etc.).	[***]	[***]
6.07	Notification to XERIS within [***] of any significant shutdowns or operational interruptions of PYRAMID's facilities which may impact XERIS Products.	[***]	[***]
6.08	Notify and receive approval from XERIS prior to use of existing or expanded laboratory or storage facilities that have not been specifically reviewed for their suitability during a XERIS cGMP compliance audit or without prior written approval by XERIS.	[***]	[***]
G.	Personnel and Training
7.01	Provide sufficient training, including applicable cGMPs, to meet obligations of this Quality Agreement.	[***]	[***]
7.02	Provide adequate personnel, qualified by appropriate training and experience to perform and supervise the technology transfer, manufacture, testing, packaging and disposition of the product.	[***]	[***]
7.03	Ensure training is regularly conducted, assessed and documented by qualified individuals.	[***]	[***]
7.04	Have written job descriptions for positions responsible for performing cGMP related activities.	[***]	[***]
7.05	Ensure that non-employees, including consultants, advising on the manufacture and control of the product have sufficient education, training, and experience to advise on the subject for which they are retained. Non-employees will be supervised as required and trained in cGMP.	[***]	[***]
______________________________________________________________________________
3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

Document No:	QAA-XERIS
Revision:	03
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Replaces:	02
Page:	27 of 40

	Responsibilities	XERIS	PYRAMID
H.	Material Management and Suppliers Qualification
8.01
XERIS shall qualify supplier and raw materials (API, etc.) and container closure components (syringe, pistons, vials, stoppers, etc.) supplied to PYRAMID.
Xeris shall provide certification of vendor and material qualification to PYRAMID, upon request.
		[***]	[***]
8.02	PYRAMID shall qualify components, raw materials, and Process Consumables not supplied by XERIS.	[***]	[***]
8.03	Ensure all raw materials, process consumables and components are appropriately sampled and tested upon receipt and hold the relevant Certificates of Analysis for the raw materials, process consumables and components.	[***]	[***]
8.04	Ensure raw materials, process consumables and components are released prior to use.	[***]	[***]
8.05	Ensure PYRAMID suppliers are qualified and monitored per PYRAMID SOPs.	[***]	[***]
8.06	Ensure all materials sourced by XERIS for use in the production of product comply with the specifications.	[***]	[***]
8.07	Provide PYRAMID a Certificate of Analysis for all materials sourced by XERIS.	[***]	[***]
8.08	Maintain an accurate inventory listing of components stored at PYRAMID on behalf of XERIS. Inventory reports, including description, quantity, and receipt date shall be provided to XERIS upon request.	[***]	[***]
I.	Sub-Contracting
9.01	XERIS is responsible to identify and qualify any Sub-Contractors that may be required for analytical testing, third party manufacturing, sterilization, or any special studies. XERIS shall ensure these Sub-Contractors operate in compliance with current cGMP, compendial requirements and any other applicable regulations.	[***]	[***]
9.02	Not engage any Sub-Contractor without the prior written consent of XERIS QA. PYRAMID is responsible to provide samples to Subcontractors to perform finished product testing to support product release as indicated in the batch record.	[***]	[***]
9.03	Maintain Sub-Contractor as a qualified contractor following approved procedures in accordance with XERIS Requirements. Documentation should be supplied to PYRAMID to allow for confirmation by external auditors when necessary.	[***]	[***]
J.	Change Control

______________________________________________________________________________
3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

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Document No:	QAA-XERIS
Revision:	03
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	Responsibilities	XERIS	PYRAMID
10.01	Have approved written procedures for control of changes impacting the product including, but not limited to, manufacturing components/raw materials or process, packaging materials, labeling, computer hardware/software, product specifications, and test methods. Ensure any changes are reviewed/approved by Quality Unit. Include in written procedures the process and criteria for customer notification and approval, follow up and closure of changes.	[***]	[***]
10.02
Notify XERIS as soon as reasonable, but no later than [***] after any emergency, unplanned changes which directly impact a XERIS product or Service. In the case of emergency changes, PYRAMID and XERIS shall cooperate to expedite the review and approval process prior to final acceptance of the change.
		[***]	[***]
10.03	Notify XERIS of all significant changes to facility, process, test methods, quality systems and specifications. Significant changes are those that impact Product identity, strength, safety, potency, purity, MFG. site, stability, regulatory status or validation/qualification(s).	[***]	[***]
10.04
Issue a change request for each change as soon as possible after the need for change is apparent, allowing [***] for XERIS to comment and approve or reject changes prior to implementation or for PYRAMID to comment on the feasibility of or timeline for the change.
		[***]	[***]
10.05	Provide copies of change control documentation such as supporting data, validation/qualification reports and contractor approved change control forms for changes impacting product as requested by XERIS.	[***]	[***]
10.06	Implement monograph changes in order to meet new or revised compendial requirements.	[***]	[***]
10.07	Jointly establish a strategy to secure regulatory approvals as necessary and to mutually agree to an implementation timetable.	[***]	[***]
10.08	Specify to PYRAMID who is authorized to make and approve changes (per Section 11 of this Agreement) on behalf of XERIS.	[***]	[***]
K.	Validation/Qualification
11.01	Define all process parameters, critical process control points and quality attributes and Specifications.	[***]	[***]
11.02	Have a written master validation/qualification plan for the facilities, equipment/instruments, manufacturing process, cleaning procedures, analytical procedures, in process control tests and computerized systems approved by the Quality Unit (as appropriate).	[***]	[***]
11.03	Prepare and maintain validation/qualification documentation approved by the Quality Unit, including protocols, reports and associated documentation. Provide such documents to XERIS upon request.	[***]	[***]
______________________________________________________________________________
3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

Document No:	QAA-XERIS
Revision:	03
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Replaces:	02
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	Responsibilities	XERIS	PYRAMID
11.04	Validate/qualify as necessary all critical systems, utilities and equipment/instruments used for the manufacture and control of product (through Installation Qualification (IQ), Operational Qualification (OQ), and/or Performance Qualification (PQ)).	[***]	[***]
11.05	Validate/qualify computer systems and associated software used in cGMP-related activities associated with the product. procedures must be in place to ensure the integrity, archiving, retrieval and destruction of the electronic data that comply with applicable regulations.	[***]	[***]
11.06	Validate/qualify methods and procedures for cleaning of equipment with acceptance criteria for residues defined and justified. Alternative evaluations of cleaning validation/qualification (dedicated equipment, matrix approach, worst case scenario, etc.) are to be approved by XERIS.	[***]	[***]
11.07	Develop and execute a plan for process and method validation/qualification including definition of roles and responsibilities between PYRAMID and XERIS for performing technology transfers, if applicable.	[***]	[***]
11.08	Where method validation is performed by PYRAMID:	[***]	[***]
	• Write method validation protocol,	[***]	[***]
	• Review and approve method validation protocol,	[***]	[***]
	• Execute method validation protocol,	[***]	[***]
	• Write method validation report, and	[***]	[***]
	• Review and approve method validation report.	[***]	[***]
11.09	For process validation:	[***]	[***]
	• Write process validation protocol,	[***]	[***]
	• Review and approve process validation protocol,	[***]	[***]
	• Execute process validation protocol,	[***]	[***]
	• Write process validation report, and	[***]	[***]
	• Review and approve process validation report.	[***]	[***]
11.10	Validate/qualify all manufacturing processes, product formulation, mixing operations and hold times for the formulation process.	[***]	[***]
11.11	Qualify time limitations for each phase of production.	[***]	[***]
11.12	Evaluate protocol deviations encountered during validation/qualification to determine impact on validation/qualification studies, including need to conduct repeat studies.	[***]	[***]
11.13	Evaluate validated/qualified systems and processes periodically to verify they are still operating in a valid manner.	[***]	[***]
11.14	Report all media simulation failures for Product related aseptic manufacturing processes.	[***]	[***]
11.15	Permit a representative of XERIS to be present during process demonstration and validation.	[***]	[***]
11.16	Validate / qualify bioburden and sterility assays.	[***]	[***]
L.	Preventive Maintenance and Calibration

______________________________________________________________________________
3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

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	Responsibilities	XERIS	PYRAMID
12.01	Maintain calibration and preventive maintenance procedures and schedules for equipment/instruments used in the manufacture, packaging, testing and validation/qualification of the Product. Include calibration tagging where appropriate.	[***]	[***]
12.02	Inform XERIS within [***] if an investigation for an out of calibration or out of tolerance instrument used for services performed for XERIS concludes that there could be impact on Product.	[***]	[***]
12.03	Document and review (including calibration performed by Sub-Contractor) manufacturing and laboratory equipment/instrumentation calibration data.	[***]	[***]
M.	Manufacturing and Laboratory Investigations
13.01	Have appropriate procedures for the identification, investigation, reporting, tracking, trending and closure of deviations as per applicable cGMP requirements. Investigations must include but are not limited to known lab errors, atypical results, and Out-of-Specification (OOS) results that occur during the manufacture and testing of the Product.	[***]	[***]
13.02
Document and notify XERIS within [***] of first knowledge of any significant deviation. Significant deviations include, but are not limited to, those which have the potential to affect the quality, identity, purity and/or strength of the product; those which impact the cGMP, validation/qualification or regulatory status; any OOS test result which cannot be invalidated within *** or any deviation resulting in the product being outside of filed registration limits (see Appendix 3 for examples). XERIS retains the right to request notification of additional deviations on a case by case basis. All deviations must be resolved prior to release of Product.
		[***]	[***]
13.03	Review and approve any significant deviation prior to product release.	[***]	[***]
13.04	Provide investigation/deviation documentation for approval, including original and any retest or resample results to XERIS QA with the batch record, or upon request.	[***]	[***]
13.05	Assist PYRAMID in investigations when deemed appropriate.	[***]	[***]
13.06	Complete investigations within [***] of commencement.	[***]	[***]
13.07	Approve in writing any significant deviation from PYRAMID’s internal specifications or standard operating procedures that may affect XERIS products or services. The decision to approve will not be unreasonably withheld or delayed.	[***]	[***]
13.08	Complete corrective/preventive action (CAPA) commitments resulting from investigation closure within the planned timeframe. Provide evidence of closure of CAPA items to XERIS for notified deviations.	[***]	[***]
N.	Documentation and Records
14.01	Document all required process and testing steps at the time such process or testing step is executed.	[***]	[***]
14.02	Record all changes to process or testing documents in a cGMP compliant fashion (e.g., by initialing and dating all changes).	[***]	[***]
______________________________________________________________________________
3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

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	Responsibilities	XERIS	PYRAMID
14.03	Have a controlled system to initiate, review, revise, approve, obsolete and archive all cGMP documentation.	[***]	[***]
14.04	Maintain a document control system for Standard Operating Procedures.	[***]	[***]
14.05	Maintain a document control system for specifications, including: raw materials, product labeling, packaging materials and other materials that would likely affect Product quality.	[***]	[***]
14.06	Review and approve all cGMP-related records.	[***]	[***]
14.07
Retain, archive and destroy all cGMP-related documents and data pertaining to Services performed for XERIS in accordance with XERIS and regulatory requirements as defined below:
•keep all original analytical records including test results, records, charts, computer reports, and graphs for a minimum period of [***] or if batch-related, one year in excess of expiration date,
•keep all validation/qualification and technical transfer documents in connection with Service performed for XERIS for [***] after the life of the Product,
•keep original investigation and OOS report documentation in connections with Services performed for XERIS for a minimum of [***] or [***] beyond expiration date of associated batch, at the end of retention period, notify XERIS prior to destruction of records identified above, including a specific identification of the records. XERIS retains the right to have all records transferred and to maintain any such record as it relates to product at its discretion,
•ensure that original records are protected from fire and water damage in a limited access area and retain commercial Batch Records for a minimum of [***] beyond the Expiration Date of product.
•retain Batch Record documentation to meet applicable regulatory requirements and any special instruction provided by XERIS.
		[***]	[***]
14.08	Write Master Batch (or, as applicable, Packaging) Records.	[***]	[***]
14.09	Review and approve Master Batch Records.	[***]	[***]
14.10	Have all executed batch-related records reviewed and approved by PYRAMID’s Quality Unit prior to submission to XERIS for release. Ensure records have a unique lot identification number.	[***]	[***]
14.11	Review executed Batch Records within [***].	[***]	[***]
14.12	[***]	[***]	[***]
14.13	For laboratory control records, include complete data derived from all tests conducted to ensure compliance with specifications. These records will contain the date and the signature of a second qualified person showing review and verification of the records.	[***]	[***]
14.14	Provide copies of documents or records needed to ensure compliance with regulatory requirements or filings to XERIS upon request.	[***]	[***]
______________________________________________________________________________
3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

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Revision:	03
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	Responsibilities	XERIS	PYRAMID
14.15	Provide copies of documents and records for XERIS disposition of product listed in Appendix 4.	[***]	[***]
14.16	Provide a Certificate of Analysis for the release of each manufactured lot.	[***]	[***]
14.17
Provide a complete Certificate of Analysis (only for tests performed by PYRAMID) for each shipment of the Product, containing at minimum the following information:
•XERIS Product number,
•PYRAMID Product number, (if applicable)
•PYRAMID lot number,
•Name of Product,
•Batch size,
•Quantity;
•Name of the test (if applicable),
•Test method (if applicable),
•Specification limit (if applicable),
•Expiration/Retest date (if applicable)
•Actual test result (as a numerical value, unless designated Pass/Fail in the specification limit), including retest results if required (if applicable)
•Date tested for each test (if applicable)
•Quality Assurance approval and date,
•Manufacturing site (name and address)
•Manufacturing date, and
•Storage conditions
		[***]	[***]
14.18	Final release of the drug product.	[***]	[***]
14.19	Provide Certificate of Compliance certifying Product was manufactured in a current cGMP-compliant facility and was tested in accordance with and meets specifications and was manufactured according to its approved regulatory dossier.	[***]	[***]
14.20	Keep and make accessible to XERIS upon request all manufacturing, analytical, and distribution records. Where original documentation is in a language other than English, a direct translation to English will be provided by PYRAMID upon request by XERIS. Care should be taken that any changes made to the English version are also reflected in the original language documentation.	[***]	[***]
O.	Production and In-Process Controls
15.01	Have approved written procedures in place for qualification of vendors or subcontractors that provide cGMP-materials and services.	[***]	[***]
15.02	Perform and maintain all PYRAMID qualifications in a current state as per applicable procedures and XERIS requirements.	[***]	[***]
15.03	Provide current Raw Material, API, and Product Specifications to PYRAMID.	[***]	[***]
15.04	Have a system for batch identification including assigning lot numbers.	[***]	[***]
______________________________________________________________________________
3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

Document No:	QAA-XERIS
Revision:	03
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Replaces:	02
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	Responsibilities	XERIS	PYRAMID
15.05	Implement and document specifications for raw materials, packaging materials, and product labeling and processing aids that would likely affect product quality pursuant to specification documentation provided by XERIS.	[***]	[***]
15.06	Have approved written procedures for all required in-process sampling and testing.	[***]	[***]
15.07	Procure, test (as required), and disposition raw materials, components, packaging and labeling used in manufacture and packaging of product.	[***]	[***]
15.08	Document actual yields for the product and evaluate actual yields versus theoretical in-process yield control limits.	[***]	[***]
15.09	Provide a XERIS-defined Date of Manufacture (DOM) for assigning to product.	[***]	[***]
15.10	Use a XERIS-defined Date of Manufacture (DOM) in the Master Batch Records (MBRs).	[***]	[***]
15.11	Assign Product expiration (shelf-life) date.	[***]	[***]
15.12	Have appropriate inspection process or device in place to ensure the correct product is packaged, the correct labeling is utilized, and any inline marking is completely and accurately located and legible.	[***]	[***]
15.13
Include in shipper label, at a minimum:
•name and address of the manufacturer,
•unique identifying code,
•batch number,
•quantity of contents,
•storage and special transport conditions,
•manufacturing date,
•XERIS-assigned expiry date (if provided), and
•any special requirements (if applicable).
		[***]	[***]
15.14	Where appropriate, develop all labeling in accordance with applicable regulations (including for the country intended for distribution) and regulatory submission (as applicable).	[***]	[***]
15.15	Include a representative label in the batch record.	[***]	[***]
15.16	Approve label proof, generated by PYRAMID or XERIS, prior to generation and use of labels for Product.	[***]	[***]
15.17	Establish and maintain a program for environmental monitoring including tracking and trending processes.	[***]	[***]
15.18	Retain reserve samples of raw materials, packaging materials and Product label, intermediates (if applicable) in accordance with PYRAMID’s written procedures.	[***]	[***]
15.19	Retain reserve samples of Final Product	[***]	[***]
15.20	Provide certification that all at-risk raw materials/components have been tested for the absence of BSE/TSE contamination for each lot of Product supplied to XERIS.	[***]	[***]
P.	Process Equipment
16.01	Process equipment must be uniquely identified, status tagged and managed with an equipment history log or equivalent system. Process lines will be appropriately identified.	[***]	[***]
______________________________________________________________________________
3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

Document No:	QAA-XERIS
Revision:	03
Revision Date:	11/16/20
Replaces:	02
Page:	34 of 40

	Responsibilities	XERIS	PYRAMID
16.02	Use appropriate food grade machine lubricants and oils that contain no animal derived materials.	[***]	[***]
16.03	Maintain a current set of “as-built” drawings for equipment and facilities.	[***]	[***]
Q.	Reprocess (if applicable)
17.01	Where reprocessing is required and permitted, review and approve all reprocessing steps.	[***]	[***]
17.02	Document approval in specific reprocessing protocols or special batch record instructions.	[***]	[***]
17.03	Perform reprocessing only where specified in protocol or specific batch record instructions approved by XERIS.	[***]	[***]
17.04	Review and approve product requiring reprocessing.	[***]	[***]
R.	Rework (if applicable)
18.01	Where rework is required and permitted, have a protocol or procedure that has been approved by both XERIS and PYRAMID, and any regulatory approval that may be required prior to implementation.	[***]	[***]
18.02	Review and approve Product requiring rework.	[***]	[***]
S.	Laboratory Controls
19.01	Have written procedures for sample management, identification, testing, disposition and recording, approval, tracking, storage, retention and disposal of laboratory data.	[***]	[***]
19.02	Hold samples and dispose of them as required by specifications and procedures.	[***]	[***]
19.03	Destroy samples and sample packaging in a secure and legal manner that prevents unauthorized use or diversion in accordance with PYRAMID’s procedures. Maintain destruction records. Destruction method must render any XERIS owned registrations, logos or trademarks unidentifiable.	[***]	[***]
19.04	Have approved written procedures for management, preparation and use of reference standards, reference materials, reagents, and solutions including qualification/requalification of use period.	[***]	[***]
19.05	Mutually agree on source, grade and characterization of reference standards/materials, if not XERIS supplied.	[***]	[***]
19.06	Provide PYRAMID with qualified non-compendial standards and corresponding storage conditions, potency/purity information, and expiration/review dating.	[***]	[***]
19.07	Have appropriate specifications and test procedures for the Product, which are consistent with the applicable compendial monograph, XERIS-approved product monograph and/or Product Specifications.	[***]	[***]
19.08	Test Product in accordance with qualified or validated methods, as appropriate, and with specifications using calibrated, qualified equipment. Shall not perform reduced testing regimen without meeting requirements of an established program or protocol reviewed and agreed to by XERIS.	[***]	[***]
______________________________________________________________________________
3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

Document No:	QAA-XERIS
Revision:	03
Revision Date:	11/16/20
Replaces:	02
Page:	35 of 40

	Responsibilities	XERIS	PYRAMID
19.09	Transfer all test methods qualified or validated by XERIS according to protocols (that includes roles & responsibilities) approved by PYRAMID and XERIS.	[***]	[***]
19.10	Ensure method transfers have been completed and approved prior to the generation of any cGMP test data.	[***]	[***]
T.	Retest
20.01	Perform retesting, when required and approved, in accordance with approved protocols or procedures.	[***]	[***]
20.02	Approve retest protocols for retesting associated with confirmed OOSs as applicable.	[***]	[***]
U.	Stability (if applicable)
21.01	Maintain a documented, ongoing stability program to monitor the stability of the Product using stability indicating procedures.	[***]	[***]
21.02	Store stability samples in containers/closures in accordance with approved protocols which include time stations and storage conditions.	[***]	[***]
21.03	Write and review stability protocol.	[***]	[***]
21.04	Approve stability protocols prior to executing stability studies.	[***]	[***]
21.05	Write and approve stability reports.	[***]	[***]
21.06	Assign and approve appropriateness of storage conditions and retest or expiry date base on stability data.	[***]	[***]
21.07	Perform stability testing of reworked/reprocessed batches or those associated with investigations or revalidations/re-qualifications as required by XERIS.	[***]	[***]
V.	Storage and Distribution
22.01	Validate/qualify and maintain storage facilities appropriate for conditions specified on the Product label. Maintain records of any critical parameters.	[***]	[***]
22.02	Establish and maintain an environmental monitoring program including trending activities to ensure adherence to specified product, raw material, packaging material and component storage conditions (such as temperature and humidity).	[***]	[***]
22.03	Upon PYRAMID’s receipt of sample(s) from XERIS, when samples are provided with temperature recorders, read recorder and report temperature excursions to XERIS.	[***]	[***]
22.04	Provide any special precautions to be taken during sample storage, handling, testing and disposal.	[***]	[***]
22.05	Provide PYRAMID with corresponding storage conditions and any details of labeling and container requirements including container sealing and integrity.	[***]	[***]
22.06	Receive, handle and store XERIS reference standards as defined in writing by XERIS. PYRAMID will maintain a use log (or equivalent) for all XERIS reference standards.	[***]	[***]
22.07	Have validated/qualified systems for controlling quarantined, rejected or recalled materials and segregate rejected or recalled materials.	[***]	[***]
22.08	Storage of bulk material per XERIS approved Specifications.	[***]	[***]
______________________________________________________________________________
3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

Document No:	QAA-XERIS
Revision:	03
Revision Date:	11/16/20
Replaces:	02
Page:	36 of 40

	Responsibilities	XERIS	PYRAMID
22.09	Storage of Finished Product per XERIS approved Specifications.	[***]	[***]
22.10	Provide Product Material Safety Data Sheet or equivalent.	[***]	[***]
22.11	Ship Product in accordance with qualified transportation requirements.	[***]	[***]
22.12	In the event of an environmental excursion affecting Product, notify XERIS QA within [***] and make subsequent investigation available to XERIS upon request.	[***]	[***]
22.13	Authorize PYRAMID to ship Product upon submission of a formal XERIS QA request in writing.	[***]	[***]
22.14	For commercial products, ensure that shipping configurations and containers are validated. Ensure that shipping configurations meet all applicable transportation legal requirements (e.g. Department of Transportation (DOT), etc.).	[***]	[***]
22.15	Monitor the shipment to its destination and acquire shipping information such as temperature data.	[***]	[***]
22.16	Have a system in place for ensuring commercial unreleased product is not shipped unless authorized by XERIS Quality Assurance unit.	[***]	[***]
22.17	Have validated/qualified systems for tracking product inventory and shipments and maintain appropriate records for such activities.	[***]	[***]
W.	Control, Disposal and Destruction of Production Materials
23.01
Have a procedure for the access, control, reconciliation, disposition, disposal, and destruction of obsolete or rejected production materials proprietary to XERIS or bearing XERIS proprietary information used in the Product manufacture, packaging and labeling that include but is not limited to:
•Active Pharmaceutical Ingredient/ Biological Drug Substance
•Excipient Raw Materials
•Tooling, dies, printing rolls, plates and associated drawings used in the manufacturing of Product.
•XERIS printed components and materials used to print such component, including but not limited to: printed components, containers, closures, tools, dies, plates, drawings and artwork including all electronic files.
		[***]	[***]
23.02	Dispose and destroy obsolete or rejected production materials in a secure and compliant manner that prevents unauthorized use or diversion in compliance with environmental regulations. Maintain destruction records and provide to XERIS upon request. Destruction method must render all XERIS owned trademarks, logos, or registration marks as unidentifiable.	[***]	[***]
X.	Complaints
24.01	Have written procedures in place to document, investigate, issue reports, follow up, respond to XERIS and manage all product quality related complaints.	[***]	[***]
24.02	Where XERIS is the regulatory submission holder:	[***]	[***]
______________________________________________________________________________
3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

Document No:	QAA-XERIS
Revision:	03
Revision Date:	11/16/20
Replaces:	02
Page:	37 of 40

	Responsibilities	XERIS	PYRAMID
•	Notify PYRAMID within [***] of product complaints received by XERIS that potentially impact quality, purity, safety and effectiveness of distributed Product and could result in a product recall.	[***]	[***]
•	Manage complaint investigations and any required regulatory reporting.	[***]	[***]
•	Assist in investigations of Product-related complaints, as requested by XERIS QA and report progress of investigation to XERIS in a timely manner.	[***]	[***]
•	Retain complaint investigation records.	[***]	[***]
•	Evaluate trends and severity of complaint.	[***]	[***]
•	Implement corrective actions associated with manufacture of product.	[***]	[***]
24.03	Significant complaints (e.g. those alleging product contaminations, tampering, counterfeiting, etc. or which have been reported to a regulatory authority) require preliminary investigation and response to the other party within [***].	[***]	[***]
24.04	Should a complete investigation report not be able to be completed within [***] interim reports shall be communicated to XERIS QA until investigation is completed.	[***]	[***]
Y.	Recalls
25.01	Where XERIS is the regulatory submission holder:	[***]	[***]
•	Each party will notify the other in writing within [***] of discovery of any product defects that could result in a product recall or abnormal restriction on the supply of product.	[***]	[***]
•	Sole responsibility for determining the need for recall of XERIS product. There shall be approved procedures for issuing field alerts, Biological Product Deviation Reports (as applicable), Product Defect Reports and recall that address the decision-making process, correspondence with regulatory agencies, management of recalls, and reconciliation of returned product.	[***]	[***]
•	Notify PYRAMID of any recall within [***] of initiation.	[***]	[***]
•	Cooperate and participate in the investigation to make the decision to issue field alerts, Biological Product Deviation Reports, Product Defect Reports or recalls.	[***]	[***]
•	Issue correspondence to regulatory agencies.	[***]	[***]
•	Manage recall and reconciliation of returned product.	[***]	[***]
Z.	Adverse Experiences
26.01	XERIS shall be responsible for product adverse drug reaction reporting to regulatory authorities.	[***]	[***]
26.02	In the event XERIS has or receives any information regarding any adverse experience which may be related to the use of the product, XERIS shall immediately, and in no event later than within [***] of receipt by XERIS, provide PYRAMID with all pertinent information to facilitate investigation.	[***]	[***]

______________________________________________________________________________
3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

Document No:	QAA-XERIS
Revision:	03
Revision Date:	11/16/20
Replaces:	02
Page:	38 of 40
APPENDIX 1: Contacts and Responsibilities

Position	XERIS	PYRAMID Laboratories, Inc.
Contract Manager	[***]	[***]
Analytical	[***]	[***]
Manufacturing	[***]	[***]
Quality Assurance	[***]	[***]
Pharmaceutical Development	[***]	[***]
Product Distribution	[***]	[***]
Project Manager	[***]	[***]
Regulatory	[***]	[***]

Contact Information

PYRAMID Laboratories, Inc.                 Phone Number: [***]

XERIS Pharmaceuticals, Inc.                Phone Number: [***]

NOTE:    1)    A designee may be assigned to specific projects by the responsible personnel.
2)    The designated representatives of each company will be responsible for the supply or receipt of information and controlled documents.

______________________________________________________________________________
3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

Document No:	QAA-XERIS
Revision:	03
Revision Date:	11/16/20
Replaces:	02
Page:	39 of 40
APPENDIX 2: Significant Deviations Requiring Notification to XERIS

Significant Deviations that require notification to XERIS (minimum expectations) Any deviation that may potentially impact the quality, safety and efficacy of a XERIS Product
Significant deviations	List of specific examples (but not limited to)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

APPENDIX 3: Documentation to be Supplied by PYRAMID

The following documents/records will be supplied to XERIS:

•Master Batch Records for XERIS review and approval
•Executed batch records
•Supporting environmental monitoring results and personnel monitoring as applicable to the executed record
•Any in-process and finished product testing results documented in the executed batch record
•List of all materials used in the production of a batch by lot number, including XERIS lot numbers where applicable
•All completed and approved deviations and investigations (including those approved by XERIS)
•BSE/TSE Statement for the components of the lot manufactured
•Any analytical results applicable to the release of the lot as tested by PYRAMID
•Certificate of Compliance from PYRAMID including cGMP statement
•Certificate of Analysis (if applicable)

______________________________________________________________________________
3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

Document No:	QAA-XERIS
Revision:	03
Revision Date:	11/16/20
Replaces:	02
Page:	40 of 40

APPENDIX 4: Authorized Subcontractors

PYRAMID may not subcontract any of its obligations under this Quality Agreement except pursuant to the provisions of Section 7.2 of the Quality Agreement. The Parties acknowledge and agree that the subcontractor(s) listed below have satisfied the requirements set forth in Section 6.6 of the Quality Agreement, have been approved by XERIS`, and may perform activities on behalf of PYRAMID under the Quality Agreement, subject to PYRAMID’s and such subcontractor’s continuing obligations under the Quality Agreement, including, without limitation, their respective obligations under Section 6.6.

SUBCONTRACTOR NAME:	[***]
ADDRESS:	[***]
TYPE OF SERVICE:	ANALYTICAL TESTING LABORATORY

______________________________________________________________________________
3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)